                                                                   Exhibit 10.10

                     AMENDMENT NO. 2 TO SERIES D CONVERTIBLE
                            STOCK PURCHASE AGREEMENT

     THIS AMENDMENT NO. 2 TO SERIES D CONVERTIBLE STOCK PURCHASE AGREEMENT dated as of May 30, 2002 (this "Amendment"), is made and entered into by and among UBS CAPITAL AMERICAS III, L.P., a Jersey, Channel Islands limited partnership ("Americas"), UBS CAPITAL LLC, a Delaware limited liability company ("UBS Capital"), International Technology Investment LC ("ITI"), LSC, LLC ("LSC") and Jak Bursztyn ("Bursztyn") (collectively, Americas, UBS Capital, ITI, LSC and Bursztyn are referred to as the "Purchasers") and IFX CORPORATION, a Delaware corporation (the "Company").

                                    RECITALS

     WHEREAS, Purchasers and the Company are parties to that certain Series D Convertible Stock Purchase Agreement dated as of February 19, 2002, as amended by Amendment No. 1 to Series D Stock Purchase Agreement dated as of April 19, 2002 (as so amended, the "Purchase Agreement"); and

     WHEREAS, the Company and Purchasers desire to amend the Purchase Agreement as set forth below, which amendment has been approved by the Board of Directors of the Company.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Termination Date. Section 10(b) of the Purchase Agreement is amended by deleting the phrase "May 31, 2002" and substituting the phrase "June 30, 2002" therefor.

     2. Counterparts. This Amendment may be executed in one or more counterparts and all such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

     3. Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law provisions thereof.

     4. Defined Terms. Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

     5. Continuance of Purchase Agreement. Except as provided herein, the terms of the Purchase Agreement shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the first date written above.

                                   IFX CORPORATION


                                   By:  /s/ Joel Eidelstein
                                        ---------------------------------------
                                        Name:  Joel Eidelstein
                                        Title: President


                                   UBS CAPITAL AMERICAS III, L.P.


                                   By:  UBS CAPITAL AMERICAS III, LLC


                                        By:  /s/ Mark Lama
                                             ----------------------------------
                                             Name:  Mark Lama
                                             Title: Principal


                                        By:  /s/ Marc Unger
                                             ----------------------------------
                                             Name:  Marc Unger
                                             Title: Chief Financial Officer


                                   UBS CAPITAL LLC


                                   By:  /s/ Mark Lama
                                        ---------------------------------------
                                        Name:  Mark Lama
                                        Title: Attorney-in-fact


                                   By:  /s/ Marc Unger
                                        ---------------------------------------
                                        Name:  Marc Unger
                                        Title: Attorney-in-fact


                                   INTERNATIONAL TECHNOLOGY INVESTMENTS, LC


                                   By:  /s/ Michael Shalom
                                        ---------------------------------------
                                        Michael Shalom, Manager

                                    /s/ Jak Bursztyn
                                    -------------------------------------------
                                    Jak Bursztyn


                                    LSC, LLC


                                    By:  /s/ Lee S. Casty
                                         --------------------------------------
                                         Lee S. Casty
                                         Title: Manager

                                      -3-